EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Consumers Bancorp, Inc. (the “Company”) on Form 10-K for the period ended June 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (“the Report”), the undersigned officers of the Company does hereby certify that:

a)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

b)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 23, 2009

/s/ Ralph J. Lober, II
Ralph J. Lober, II
Chief Executive Officer

/s/ Renee K. Wood
Renee K. Wood
Chief Financial Officer & Treasurer